Exhibit 99.3

LIBERTY MEDIA CORPORATION

AND

THE BANK OF NEW YORK

Trustee

THIRTEENTH SUPPLEMENTAL INDENTURE

Dated as of September 17, 2003

Supplementing the Trust Indenture

Dated as of July 7, 1999

Floating Rate Senior Notes due 2006

THIRTEENTH SUPPLEMENTAL INDENTURE, dated as of the 17th day of September, 2003, between LIBERTY MEDIA CORPORATION, a corporation existing under the laws of the State of Delaware (the “Company”), and The Bank of New York, a New York banking corporation, having its principal corporate trust office in The City of New York, New York, as trustee (the “Trustee”);

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture dated as of July 7, 1999 (the “Original Indenture” and, together with this Thirteenth Supplemental Indenture, the “Indenture”) providing for the issuance by the Company from time to time of its senior debt securities to be issued in one or more series (in the Original Indenture and herein called the “Securities”);

WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Original Indenture and pursuant to appropriate resolutions of the Board of Directors, has duly determined to make, execute and deliver to the Trustee this Thirteenth Supplemental Indenture to the Original Indenture in order to establish the form and terms of, and to provide for the creation and issue of, a series of Securities designated as the “Floating Rate Senior Notes due 2006” under the Original Indenture in the aggregate principal amount of $3,999,990,000;

WHEREAS, Section 901 of the Original Indenture provides, among other things, that the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, without the consent of any Holders, may enter into an indenture supplemental to the Original Indenture to establish the terms of Securities of any series as permitted by Sections 201 and 301 of the Original Indenture; and

WHEREAS, all things necessary to make the Securities, when executed by the Company and authenticated and delivered by the Trustee or any Authenticating Agent and issued upon the terms and subject to the conditions hereinafter and in the Indenture set forth against payment therefor, the valid, binding and legal obligations of the Company and to make this Thirteenth Supplemental Indenture a valid, binding and legal agreement of the Company, have been done;

NOW, THEREFORE, THIS THIRTEENTH SUPPLEMENTAL INDENTURE WITNESSETH that, in order to establish the terms of a series of Securities designated as the “Floating Rate Senior Notes due 2006,” and for and in consideration of the premises and of the covenants contained in the Original Indenture and in this Thirteenth Supplemental Indenture and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed as follows:

ARTICLE ONE

DEFINITIONS AND OTHER
PROVISIONS OF GENERAL APPLICATION

Section 101.  Definitions.

Each capitalized term that is used herein and is defined in the Original Indenture shall have the meaning specified in the Original Indenture unless such term is otherwise defined herein.

“Adjustable Margin” means, with respect to any Initial Purchaser Note, 1.50%; provided, however, that from June 30, 2003 until the Maturity of the Securities represented by such Initial Purchaser Note, in the event that either of Moody’s or S&P publicly announces a change (whether upwards, reflecting an increase in creditworthiness, or downwards, reflecting a decrease in creditworthiness) in the senior unsecured debt rating of the Company, the number of basis points representing the Adjustable Margin immediately prior to the time of such public announcement shall be adjusted as follows:  (i) for each increase in rating category by Moody’s the Adjustable Margin shall be adjusted downward by 25 basis points; (ii) for each increase in rating category by S&P the Adjustable Margin shall be adjusted downward by 25 basis points; (iii) for each decrease in rating category by Moody’s the Adjustable Margin shall be adjusted upward by 25 basis points; and (iv) for each decrease in rating category by S&P the Adjustable Margin shall be adjusted upward by 25 basis points; provided, that any such rating change which results in the Company either ceasing to be Investment Grade or ceasing to be non-Investment Grade shall (in lieu of a 25 basis point change) result in an increase or decrease, as the case may be, of 37.5 basis points.  Notwithstanding the proviso in the immediately preceding sentence, any upwards rating change shall only effect a reduction in the Adjustable Margin to the extent of any previous increase in the Adjustable Margin resulting from a ratings downgrade by Moody’s and/or S&P.

“Clearstream” means Clearstream Banking Luxembourg, or its successors.

“Comcast” means Comcast Corporation, a Pennsylvania corporation, and includes any successor (by merger, consolidation, sale of all or substantially all of its business or assets or otherwise) to all or substantially all of its business and assets.

“DTC” means The Depository Trust Company, as the initial Depository.

“Euroclear” means Euroclear Bank S.A./N.V., or its successors, as operator of the Euroclear System.

“Fixed Margin” means, with respect to any Transferee Global Note, the Adjustable Margin in effect immediately prior to the initial issuance of such Transferee Global Note.

“Initial Purchaser Note” shall have the meaning set forth in Section 203(a) hereof.

“Initial Purchasers” means, collectively, Comcast QVC, Inc., a Delaware corporation and wholly owned subsidiary of Comcast (“Comcast QVC”), Comcast QVC Holdings III, Inc., a

Delaware corporation and wholly owned subsidiary of Comcast QVC, Comcast QVC Holdings IV, Inc., a Delaware corporation and wholly owned subsidiary of Comcast QVC, Comcast QVC Holdings V, Inc., a Delaware corporation and wholly owned subsidiary of Comcast QVC, and Comcast QVC Holdings VI, Inc., a Delaware corporation and wholly owned subsidiary of Comcast QVC.

“Interest Payment Date” shall have the meaning assigned to it in Section 206(a).

“Interest Record Date” shall have the meaning assigned to it in Section 206(a).

“Interest Period” means, with respect to any Notes, the period beginning (A) on the date of initial issuance of such Notes, in the case of the first Interest Period, or (B) on the last day of the immediately preceding Interest Period, for any subsequent Interest Period, and ending on the next regularly scheduled Interest Payment Date; provided that if an Interest Period would otherwise end (x) on a day which is not a Business Day, it shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case the Interest Period shall end on the next preceding Business Day and (y) after the Stated Maturity of the Securities, it shall end on the Stated Maturity of the Securities.

“Investment Grade” means (A) with respect to Moody’s, a rating category of Baa3 or higher, and (B) with respect to S&P, a rating category of BBB or higher.

“LIBOR” means, for any Interest Period, a rate determined at approximately 11:00 a.m., London time, two Business Days before the beginning of such Interest Period (for any Interest Period, the “determination time”) on the following basis:  (A) the rate appearing on Telerate Page 3750 (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Trustee from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at the determination time as the rate for dollar deposits with a maturity comparable to such Interest Period and (B) if such rate is not available at such time for any reason, then the arithmetic mean (rounded upward, if necessary, to the nearest 1/16 of 1%) of the offered rates for deposits in U.S. dollars, for a period comparable to such Interest Period and in an amount approximately equal to the aggregate outstanding principal amount of the Securities, quoted at the determination time, as such rates appear on the display designated as page “LIBO” on the Reuters Monitor Money Rates Service (or such other page as may replace the “LIBO” page on that service for the purpose of displaying London interbank offered rates of major banks).  If neither rate is available at such time for any reason, then “LIBOR” with respect to such Interest Period shall be the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of JPMorgan Chase Bank at the determination time.

“Moody’s” means Moody’s Investors Service, Inc. or any successor rating agency.

“Notes” means the Initial Purchaser Notes and/or the Transferee Global Notes, as the context requires.

“Payment Default” shall have the meaning set forth in Section 206(c) hereof.

“Post-Record Date Transferee Global Note” shall have the meaning assigned to it in Section 206(a).

“Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank as its prime rate in effect at its principal office in New York City.  Each change in the Prime Rate will be effective for purposes hereof from and including the date such change is publicly announced by JPMorgan Chase Bank as being effective.

“Securities” means the Company’s Floating Rate Senior Notes due 2006.

“Securities Act” means the United States Securities Act of 1933, as amended.

“S&P” means Standard & Poor’s Ratings Group or any successor rating agency.

“Stock Purchase Agreement” means the Amended and Restated Stock Purchase Agreement, dated as of June 30, 2003, among Comcast QVC, Comcast, the Company and QVC, Inc., a Delaware corporation.

“Transfer” means the consummation of a sale or other transfer (which shall be deemed to occur upon the recording of such sale or transfer by the Depository) of a beneficial interest in an Initial Purchaser Note, whether direct or indirect, to any Person other than an Initial Purchaser.  “Transferred” and “Transferable” have meanings correlative to the foregoing.  For purposes of this definition, if an Initial Purchaser ceases to be a (direct or indirect) wholly owned subsidiary of Comcast, a Transfer of the Securities represented by each Initial Purchaser Note held by or on behalf of such Initial Purchaser shall be deemed to have occurred as of the date upon which such Initial Purchaser ceased to be a (direct or indirect) wholly owned subsidiary of Comcast.

“Transferred Interest” shall have the meaning set forth in Section 207(a) hereof.

“Transferee” means any Person to whom Securities are Transferred.

“Transferee Global Note” shall have the meaning set forth in Section 207(a) hereof.

Section 102.  Section References.

Each reference to a particular section set forth in this Thirteenth Supplemental Indenture shall, unless the context otherwise requires, refer to this Thirteenth Supplemental Indenture.

ARTICLE TWO

TITLE AND TERMS OF THE SECURITIES

Section 201.  Title of the Securities.

The title of the Securities of the series established hereby is the “Floating Rate Senior Notes due 2006.”

Section 202.  Amount and Denominations.

The aggregate principal amount of the Securities which may be authenticated and delivered under the Indenture is limited to $3,999,990,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the same series pursuant to Section 304, 305, 306, 904 or 1107 of the Original Indenture.

Section 203.  Form of Securities

The Securities have been sold to the Initial Purchasers pursuant to the terms of the Stock Purchase Agreement at a price equal to 100% of the principal amount of the Securities.  The Securities are being delivered to the Initial Purchasers as one or more permanent global Securities in definitive fully registered form without interest coupons, substantially in the form of Exhibit A-1 (the “Initial Purchaser Notes”).  The Initial Purchaser Notes shall be duly executed by the Company and authenticated by the Trustee as provided in the Original Indenture, registered in the name of Cede & Co., as nominee of the Depository, and deposited with the Depository.  Beneficial interests in the Initial Purchaser Notes may only be held by or on behalf of the Initial Purchasers.  The aggregate principal amount of the Initial Purchaser Notes will initially be $3,999,990,000 and may from time to time be decreased by adjustments made on the records of the Depository; provided, that under no circumstances will the aggregate principal amount of Securities represented by the Initial Purchaser Notes and the Transferee Global Notes together exceed $3,999,990,000.  Beneficial interests in the Initial Purchaser Notes may be exchanged for beneficial interests in Transferee Global Notes pursuant to Section 207(b).

The initial Depository shall be DTC, and the depositary arrangements shall initially be those employed by DTC and shall thereafter be those employed by whomever shall be the Depository with respect to the Securities from time to time.  The provisions of the “Operating Procedures of the Euroclear System” and the “Terms and Conditions Governing Use of Euroclear” and the “Management Regulations” and “Instructions to Participants” of Clearstream, respectively, shall be applicable to the Securities insofar as interests in the Securities are held by the agent members of Euroclear or Clearstream.  Account holders or participants in Euroclear and Clearstream shall have no rights under the Indenture with respect to the Securities, and the Depository or its nominee may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of the Securities for all purposes whatsoever.  Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its agent members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

Section 204.  Registered Securities.

The certificates for the Securities shall be Registered Securities and shall be in substantially the forms attached hereto as Exhibits A-1 and A-2, and shall bear the legends as are inscribed thereon.

Section 205.  Stated Maturity.

The Stated Maturity of the Securities on which the principal thereof is due and payable shall be September 17, 2006.

Section 206.  Interest.

(a)                                  The principal of the Securities shall bear interest (i) from the date of their initial issuance (which shall be (x) September 17, 2003 in the case of the Initial Purchaser Notes, and (y) the date on which a Transfer giving rise to the issuance of any Transferee Global Note is recorded by the Depository, in the case of such Transferee Global Note) or (ii) from the most recent Interest Payment Date on which interest has been paid or provided for, payable quarterly on March 15, June 15, September 15 and December 15 of each year (each, an “Interest Payment Date”), commencing (A) in the case of the Initial Purchaser Notes, on December 15, 2003, (B) in the case of a Transferee Global Note initially issued on or prior to December 1, 2003, on December 15, 2003, (C) in the case of a Transferee Global Note initially issued after an Interest Record Date and prior to the related Interest Payment Date (a “Post-Record Date Transferee Global Note”), on such related Interest Payment Date, and (D) in the case of a Transferee Global Note initially issued on or after an Interest Payment Date and on or prior to the next succeeding Interest Record Date, on the Interest Payment Date next succeeding such Interest Record Date.  Interest shall be paid to the Persons in whose names the Securities are registered at the close of business on the March 1, June 1, September 1 or December 1 (each, an “Interest Record Date”) next preceding such Interest Payment Date, provided that interest accrued and unpaid with respect to any Transferred Interest in an Initial Purchaser Note shall be paid to the holder of such Initial Purchaser Note on the Interest Payment Date next succeeding the date on which such Transferred Interest is recorded as Transferred by the Depository; provided further that the Interest Record Date applicable to a Post-Record Date Transferee Global Note with respect to the Interest Period during which such Post-Record Date Transferee Global Note is initially issued will be the date on which the Transfer giving rise to the issuance of such Post-Record Date Transferee Global Note is recorded by the Depository.  Interest on the Securities shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

(b)                                 Interest on Securities represented by:

(i)                                     the Initial Purchaser Notes will accrue at the rate per annum equal to LIBOR plus the Adjustable Margin until the principal thereof is paid or made available for payment or, with respect to any Transferred Interest thereof, until the date of Transfer; and

(ii)                                  the Transferee Global Notes will accrue at the rate per annum equal to LIBOR plus the Fixed Margin applicable to such Transferee Global Note until the principal thereof is paid or made available for payment.

(c)                                  If (i) the Company defaults in the payment of any principal or interest on the Securities when due (a “Payment Default”) and (ii) a demand is made under this Section 206(c) by the holders of all beneficial interests in the outstanding Notes, in lieu of the interest rate(s) provided for in Section 206(b), the Company will pay interest on the Securities at a rate per annum equal to the sum of 2% plus the higher for any day of (x) the interest rate applicable to the Securities at the time at which such Payment Default occurred, and (y) the sum of the Prime Rate for such date and the Adjustable Margin or Fixed Margin applicable thereto.  If more than one interest rate applies to the Securities under Section 206(b) when a Payment Default occurs, the foregoing calculation shall be made with respect to each outstanding Initial Purchaser Note and each outstanding Transferee Global Note.  From and following such time as the Company cures the Payment Default, the interest rate described in this Section 206(c) shall cease to apply to the Securities, and the Securities shall accrue interest at the interest rate(s) applicable thereto under Section 206(b).

Section 207.  Transfer and Exchange; CUSIP.

(a)                                  Initial Purchaser Note to Transferee Global Note.  An Initial Purchaser may Transfer all or a portion of its beneficial interests (any such Transferred beneficial interest, the “Transferred Interest”) in Securities represented by the Initial Purchaser Note to any Transferee at any time.  Each such Transferee shall hold its Transferred Interest under one or more permanent global Securities in definitive fully registered form without interest coupons, substantially in the form of Exhibit A-2 (the “Transferee Global Notes”).  The Transferee Global Notes shall be duly executed by the Company and authenticated by the Trustee as provided in the Original Indenture, registered in the name of Cede & Co., as nominee of the Depository, and deposited with the Depository.  No beneficial interest in the Transferee Global Notes may be held by or on behalf of the Initial Purchasers, Comcast or any of their respective Affiliates.  The aggregate principal amount of the Transferee Global Notes will initially be zero and may from time to time be increased or subsequently decreased by adjustments made on the records of the Depository; provided, that under no circumstances will the aggregate principal amount of Securities represented by all outstanding Notes together exceed $3,999,990,000 in the aggregate.

Upon receipt by the Depository of a certificate substantially in the form of Exhibit B and instructions given in accordance with the depositary arrangements employed by the Depository, the aggregate principal amount of the Initial Purchaser Notes shall be decreased in an amount equal to the Transferred Interest, the aggregate principal amount of the relevant Transferee Global Notes shall be increased in an amount equal to the Transferred Interest and the beneficial interest in Securities represented by the Transferred Interest and held under the Transferee Global Notes shall be recorded in the name of the Transferee.

(b)                                 CUSIP Numbers.  A separate CUSIP number shall be assigned to the Initial Purchaser Notes and to each Transferee Global Note with a different date of initial issuance, provided that, to the extent permitted under the rules of the Depository, after the initial Interest Period with respect to any Transferee Global Note, the CUSIP number may be changed to or exchanged for the CUSIP number of any previously issued Transferee Global Note with the same Fixed Margin.  Notwithstanding the foregoing, if necessary for federal income tax purposes, a separate CUSIP number may be assigned to any Transferee Global Note.

Section 208.  Registration

The principal of and interest on the Securities shall be payable and the Securities may be surrendered or presented for payment, the Securities may be surrendered for registration of transfer or exchange, and notices and demands to or upon the Company in respect of the Securities and the Indenture may be served, at the office or agency of the Company maintained for such purposes in The City of New York, State of New York from time to time, and the Company hereby appoints the Trustee, acting through its office or agency in The City of New York designated from time to time for such purpose, as its agent for the foregoing purposes; provided, however, that at the option of the Company, payment of interest on the Securities may be made by check mailed to the address of the Persons entitled thereto, as such addresses shall appear in the Security Register; and provided, further, that (subject to Section 1002 of the Indenture) the Company may at any time remove the Trustee as its office or agency in The City of New York designated for the foregoing purposes and may from time to time designate one or more other offices or agencies for the foregoing purposes and may from time to time rescind such designations.  Notwithstanding the foregoing, the Depository and any Holder of $10 million or more in aggregate principal amount of certificated Securities on a Regular Record Date shall be entitled to receive interest payments on the next succeeding Interest Payment Date, other than an Interest Payment Date that is also the date of Maturity, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 calendar days prior to the applicable Interest Payment Date.  Any wire transfer instructions received by the Trustee will remain in effect until revoked by the Holder.

Section 209.  Redemption of the Securities.

The Securities will be redeemable at the option of the Company, in whole or in part at any time or from time to time, on at least 30 but not more than 60 days notice prior to the Redemption Date, at a Redemption Price equal to: (i) in the case of Securities represented by the Initial Purchaser Notes, 100% of the principal amount of the Securities to be redeemed; and (ii) in the case of Securities represented by the Transferee Global Notes, the greater of (x) 100% of the principal amount of the Securities to be redeemed and (y) the sum of the present values of the remaining scheduled payments of the principal amount to be redeemed and interest thereon (assuming that LIBOR through the Stated Maturity of the Securities would remain constant as of the Redemption Date), exclusive of accrued but unpaid interest to the Redemption Date, discounted to the Redemption Date on a bond-equivalent yield basis (assuming a 360-day year consisting of twelve 30-day months) and at a rate per annum equal to LIBOR as of the Redemption Date plus 25 basis points (.25%), plus in each case accrued and unpaid interest thereon to the Redemption Date.

Section 210.  Denominations.

The Securities shall be issued in denominations of $1,000 and integral multiples in excess thereof.

Section 211.  Currency.

The interest and principal on the Securities shall be payable only in Dollars.

Section 212.  Applicability of Certain Indenture Provisions.

Sections 402 (including, without limitation, Sections 402(2) and 402(3)), 403, 1005, 1006 and 1007 of the Indenture shall apply to the Securities.

Section 213.  Security Registrar and Paying Agent.

The Trustee shall be Security Registrar and the initial Paying Agent and initial transfer agent for the Securities (subject to the Company’s right (subject to Section 1002 of the Indenture) to remove the Trustee as such Paying Agent and/or transfer agent with respect to the Securities and, from time to time, to designate one or more co-registrars and one or more other Paying Agents and transfer agents and to rescind from time to time any such designations), and The City of New York is designated as a Place of Payment for the Securities.

Section 214.  Sinking Fund.

The Securities shall not be subject to any sinking fund or similar provision and shall not be redeemable at the option of the holder thereof.

Section 215.  Conversion.

The Securities shall not be convertible into Common Stock and shall not be exchangeable for any other securities.

ARTICLE THREE

MISCELLANEOUS PROVISIONS

The Trustee makes no undertaking or representations in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this Thirteenth Supplemental Indenture or the proper authorization or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

The Company undertakes to notify the Trustee promptly of any public announcement by Moody’s or S&P of a change (whether upwards or downwards) in the senior unsecured debt rating of the Company.

Except as expressly amended hereby, the Original Indenture shall continue in full force and effect in accordance with the provisions thereof and the Original Indenture is in all respects hereby ratified and confirmed.  This Thirteenth Supplemental Indenture and all its provisions shall be deemed a part of the Original Indenture in the manner and to the extent herein and therein provided.

This Thirteenth Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof.

This Thirteenth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Thirteenth Supplemental Indenture to be duly executed as of the day and year first above written.

LIBERTY MEDIA CORPORATION

By:	/s/ Charles Y. Tanabe
	Name:	Charles Y. Tanabe
	Title:	Senior Vice President

THE BANK OF NEW YORK, as Trustee

By:	/s/ Remo J. Reale
	Name:	Remo J. Reale
	Title:	Vice President

Exhibit A-1

FORM OF INITIAL PURCHASER NOTE

See Exhibit 4.4 to Form S-3, File No. 333-107613

Exhibit A-2

FORM OF TRANSFEREE GLOBAL NOTE

See Exhibit 4.5 to Form S-3, File No. 333-107613

Exhibit B

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS FROM
INITIAL PURCHASER NOTE TO TRANSFEREE GLOBAL NOTE

The Bank of New York
101 Barclay Street
Floor 8 West
New York, New York 10286

Re:                               Liberty Media Corporation Floating Rate Senior Notes due 2006 (the “Securities”)

Reference is hereby made to the Indenture dated as of July 7, 1999, between The Bank of New York (the “Trustee”) and Liberty Media Corporation (the “Company”), as supplemented by the Thirteenth Supplemental Indenture, dated as of September 17, 2003, between the Company and the Trustee (together, the “Indenture”).  Capitalized terms not defined in this Certificate shall have the meanings given to them in the Indenture.

This Certificate relates to [                           ] Original Principal Amount of Securities represented by a beneficial interest in the Initial Purchaser Note (CUSIP No.       ) held through the Depository by or on behalf of the undersigned Initial Purchaser as beneficial owner (the “Transferor”).  The Transferor hereby requests that its beneficial interest in the Securities described herein be Transferred to [                           ] (the “Transferee”), which will acquire an equivalent Original Principal Amount of Securities represented by a beneficial interest in a Transferee Global Note with a Fixed Margin of       % (CUSIP No.          ) to be held through the Depository.

In connection with such request and in respect of such Securities, the Transferor does hereby certify that such Transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and pursuant to and in accordance with an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from the registration requirements of the Securities Act.

This Certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Transferee.

[INITIAL PURCHASER]

By:
Name:
Title:

Dated:

cc: Liberty Media Corporation